UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2013

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2013, FMC Corporation (the “Company”) completed the sale of $400 million aggregate principal amount of the Company’s 4.100% Senior Notes due 2024 (the “Notes”). The Notes were issued under and are governed by an Indenture, dated as of November 15, 2009 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented and amended by a Third Supplemental Indenture, dated as of November 15, 2013, by and among the Company and the Trustee (the “Third Supplemental Indenture” and the Base Indenture, as so supplemented and amended, the “Indenture”).

The Notes bear interest at a rate of 4.100% per year, payable semi-annually on February 1 and August 1 of each year, beginning on February 1, 2014. The Notes will mature on February 1, 2024, unless earlier redeemed or repurchased. The Company may redeem the Notes, at any time in whole or from time to time in part, on or before November 1, 2023 at a redemption price set forth in the Third Supplemental Indenture (which redemption price may not be less than the principal amount of the Notes to be redeemed) and at any time in whole or from time to time in part, after November 1, 2023 at 100% of the principal amount, in each case, plus accrued and unpaid interest, to but not including, the date of redemption. Subject to certain limitations, in the event of a change of control (as defined in the Indenture) of the Company, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, to the date of repurchase.

Subject to a number of important qualifications and exceptions, the Indenture, among other things, limits the Company’s ability and the ability of the Company’s restricted subsidiaries to create liens and to enter into sale and leaseback transactions and limits the Company’s ability to merge or consolidate with or into other entities or to sell, lease or convey all or substantially all of the Company’s assets.

The Indenture provides for certain events of default (subject in certain cases to grace and cure periods) which include, among others, non-payment of principal or interest; breach of covenants or warranties in the Indenture; defaults under or failure to pay certain other indebtedness; failure to pay certain final judgments; and certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings. Generally, if an event of default occurs, the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

The foregoing is a brief description of certain terms of the Indenture and, by its nature, is incomplete. It is qualified in its entirety by the text of the Indenture. The Company is filing the Third Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K and the Base Indenture was filed with the Securities and Exchange Commission on November 30, 2009 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, both of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01. Regulation FD Disclosure.

On November 15, 2013, the Company issued a press release announcing the sale of the Notes. The press release is being furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 12, 2013, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and

Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I therein (the “Underwriters”). The Underwriting Agreement provides for the issuance and sale by the Company, and the purchase by the Underwriters, of the Notes. The Underwriting Agreement contains representations, warranties, conditions and covenants of the parties thereto and provides for indemnification by each of the Company and the Underwriters against certain liabilities and contribution provisions in respect of those liabilities. The Company completed the sale of the Notes to the Underwriters on November 15, 2013.

The Notes will be unsecured and unsubordinated obligations of the Company. The Notes were sold pursuant to an effective shelf registration statement on Form S–3 (Registration No. 333-184736), which became effective upon filing with the Securities and Exchange Commission on November 2, 2012 (the “Registration Statement”).

The foregoing is a brief description of certain terms of the Underwriting Agreement and, by its nature, is incomplete. It is qualified in its entirety by the text of the Underwriting Agreement filed as Exhibit 1.1 to this Current Report and incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby made an exhibit to, the Registration Statement.

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and such opinion contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of November 12, 2013, by and among the Company and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto.

4.1	Third Supplemental Indenture, dated as of November 15, 2013, by and between the Company and U.S. Bank National Association, as trustee (including the form of the Note attached as Exhibit A thereto).

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

99.1	Press Release of the Company dated November 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

Date: November 15, 2013	By:	/S/ THOMAS C. DEAS, JR.
Thomas C. Deas, Jr. Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 12, 2013, by and among the Company and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named on Schedule I thereto.

4.1	Third Supplemental Indenture, dated as of November 15, 2013, by and between the Company and U.S. Bank National Association, as trustee (including the form of the Note attached as Exhibit A thereto).

5.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

99.1	Press Release of the Company dated November 15, 2013.